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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 19, 2005

                                 CALBATECH, INC.
                                 ---------------
               (Exact name of Company as specified in its charter)

                 (Name of Small Business issuer in its charter)

           Nevada                                          86-0932112
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

                                    000-33039
                              (Commission file No.)

                          15375 Barranca Parkway, I-101
                                Irvine, CA 92618
           (Address of principal executive offices including zip code)

                                 (949) 450-9910
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CalbaTech's Subsidiary, LifeStem, Inc., has entered into a contract with Solana MedSpas whereby Solana MedSpas will exclusively offer LifeStem's Stem Cell Microbank(TM) to bank adult stem cells through Solana MedSpas' network of medspas. In the definitive agreement, LifeStem's Stem Cell MicroBank(TM) will initially be offered in 6 Solana Network locations in Southern California.

In the Exhibit 99.1, filed herewith, certain information has been redacted due to its sensitive nature and has been noted by the use of ("redacted").

Exhibit 99.1

Stem Cell Microbank(TM) Service Agreement (attached hereto)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: December 23, 2005                  CalbaTech, Inc.

                                          /s/ James DeOlden
                                          -----------------
                                          James DeOlden, Chief Executive Officer